Exhibit 99.1




                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of TRB Systems International Inc. (the "Corporation") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Byung D. Yim, Chief Executive Officer and President of the Corporation, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



 /s/ Byung D. Yim
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Byung D. Yim, Chief Executive Officer and President

May 12, 2003


A signed original of this written statement required by Section 906 has been provided to TRB Systems International Inc. and will be retained by TRB Systems International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.